Exhibit 99.1

KPET ULTRA PACELINE CORPORATION

(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and the Board of Directors of
KPET Ultra Paceline Corporation (formerly known as Paceline Solutions Corporation):

Opinion on the Financial Statements

We have audited the accompanying balance sheet of KPET Ultra Paceline Corporation (formerly known as Paceline Solutions Corporation) (the “Company”) as of April 1, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of April 1, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2025.

New York, New York
April 7, 2026

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
BALANCE SHEET
APRIL 1, 2026

ASSETS
Current Assets
Cash	$1,759,111
Prepaid expenses	25,654
Total Current Assets	1,784,765
Cash held in Trust Account	200,000,000
Total Assets	$201,784,765

LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current Liabilities
Accrued expenses	$9,552
Accrued offering costs	347,724
Over-allotment option liability	158,100
Total Current Liabilities	515,376
Deferred underwriting fee payable	11,000,000
Total Liabilities	11,515,376

Commitments and Contingencies (Note 6)
Class A ordinary shares subject to possible redemption, 20,000,000 shares at a redemption value of $10.00 per share	200,000,000

Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—
Class A ordinary shares, $0.0001 par value; 300,000,000 shares authorized; 235,000 shares issued and outstanding, excluding 20,000,000 shares subject to possible redemption	24
Class B ordinary shares, $0.0001 par value; 30,000,000 shares authorized; 5,750,000 shares issued and outstanding(1)	575
Additional paid-in capital	—
Accumulated deficit	(9,731,210)
Total Shareholders’ Deficit	(9,730,611)
Total Liabilities, Class A Ordinary Shares Subject to Possible Redemption and Shareholders’ Deficit	$201,784,765

(1)	This number includes an aggregate of up to 750,000 Class B ordinary shares subject to forfeiture by the Sponsor if the over-allotment option is not exercised in full or in part by the underwriters (Note 5).

The accompanying notes are an integral part of this financial statement.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 1 — Organization and Business Operations

KPET Ultra Paceline Corporation (formerly known as Paceline Solutions Corporation) (the “Company”) is a blank check company incorporated as a Cayman Islands exempted company on September 29, 2025. On February 27, 2026, the Company changed its name to KPET Ultra Paceline Corporation. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company has not selected any specific Business Combination target and the Company has not, nor has anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any Business Combination target with respect to an initial Business Combination with the Company.

As of April 1, 2026, the Company had not yet commenced operations. All activity for the period from September 29, 2025 (inception) through April 1, 2026 relates to the Company’s formation and the Initial Public Offering (as defined below). The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.

The Company’s sponsor is KPET Ultra Paceline LLC (formerly known as Paceline Solutions LLC) (the “Sponsor”). The registration statement for the Company’s Initial Public Offering was declared effective on March 30, 2026. On April 1, 2026, the Company consummated the Initial Public Offering of 20,000,000 units (the “Units”) at $10.00 per Unit, which is discussed in Note 4 (the “Initial Public Offering”), generating gross proceeds of $200,000,000.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of an aggregate of 235,000 private placement units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, or $2,350,000 in the aggregate, to an affiliate of the Sponsor, in a private placement. Each Private Placement Unit consists of one Class A ordinary share (the “Private Placement Shares”) and one-sixth of one warrant (the “Private Placement Warrants”). Each Private Placement Warrant is exercisable to purchase one whole Class A ordinary share at a price of $11.50 per share. The Private Placement Warrants will become exercisable 30 days after the completion of the initial Business Combination, and will expire at 5:00 p.m., New York City time, five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. None of the Private Placement Warrants will be redeemable by the Company.

Transaction costs amounted to $11,795,810, consisting of $250,000 of cash underwriting fee, $11,000,000 of deferred underwriting fee, and $545,810 of other offering costs.

The Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held and taxes payable on the income earned on the Trust Account) at the time of the signing of an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or is otherwise not required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 1 — Organization and Business Operations (cont.)

Upon the closing of the Initial Public Offering on April 1, 2026, an amount of $200,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units, and a portion of the proceeds of the sale of the Private Placement Units, are held in a trust account (the “Trust Account”) and will initially be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations or in an interest or non-interest bearing demand deposit account; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), the Company intends to avoid being deemed an investment company within the meaning of the Investment Company Act. Except with respect to permitted withdrawals, the proceeds from the Initial Public Offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) in a manner that would affect the substance or timing of its obligation to redeem 100% of its public shares if it does not complete an initial Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering or (B) with respect to any other provision relating to the rights of holders of the Class A ordinary shares or pre-initial Business Combination activity or (iii) the redemption of the public shares if the Company is unable to complete the Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering, subject to applicable law. If the Company does not complete its initial Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering, the Company and the underwriters have agreed that (1) the underwriters will forfeit any rights or claims to their deferred underwriting discounts and commissions, including any accrued interest thereon, then in the Trust Account; and (2) that the deferred underwriters’ discounts and commissions will be distributed on a pro rata basis, together with any accrued interest (which interest shall be net of taxes payable) to the public shareholders.

The Company will provide its public shareholders with the opportunity to redeem all or a portion of their Class A ordinary shares upon the completion of the initial Business Combination at a per-share price, payable in cash, subject to the limitations described herein. The Company will have 24 months from the closing of the Initial Public Offering, with one three-month extension at the option of the Sponsor, to consummate an initial Business Combination. If the Company anticipates that it may be unable to consummate an initial Business Combination within such 24-month period (or 27-month period, as applicable), the Company may seek shareholder approval to amend the amended and restated memorandum and articles of association to extend the date by which the Company must consummate the initial Business Combination. If the Company seeks shareholder approval for an extension, holders of public shares will be offered an opportunity to redeem their shares, regardless of whether they abstain, vote for, or against, the initial Business Combination, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including permitted withdrawals (net of taxes payable), divided by the number of then issued and outstanding public shares, subject to applicable law. If the Company has not consummated an initial Business Combination within such 24-month period (or 27-month period, as applicable), or it does not otherwise seek shareholder approval to amend the amended and restated memorandum and articles of association to further extend the time to complete the Business Combination, the Company will redeem 100% of the public shares at a per-share price described herein, payable in cash, subject to applicable law.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 1 — Organization and Business Operations (cont.)

The Class A ordinary shares subject to redemption were recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.” If the Company seeks shareholder approval of the Business Combination, a majority of the issued and outstanding shares voted must be voted in favor of the Business Combination.

Pursuant to the Company’s amended and restated memorandum and articles of association, if the Company is unable to complete the initial Business Combination within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering, and has not held a shareholder vote to amend its amended and restated memorandum and articles of association to extend the amount of time they will have to consummate an initial Business Combination, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including permitted withdrawals (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish the holders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Sponsor and the Company’s officers and directors will not be entitled to rights to liquidating distributions from the Trust Account with respect to any founder shares or Private Placement Shares held by them if the Company fails to complete the initial Business Combination within 24 months (or 27 months, as applicable) of the closing of the Initial Public Offering. However, if the Sponsor or any of the Company’s directors, officers or affiliates acquires public shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete the initial Business Combination within the prescribed time period.

Pursuant to the letter agreement to be entered into among the Company, the Sponsor and the Company’s officers and directors in connection with the Initial Public Offering, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, provided that such liability will not apply to any claims by a third party that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act. However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for the initial Business Combination and redemptions could be reduced to less than $10.00 per public share.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 1 — Organization and Business Operations (cont.)

In such event, the Company may not be able to complete the initial Business Combination, and the public shareholders would receive such lesser amount per share in connection with any redemption of their public shares. None of the officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Liquidity and Capital Resources

The Company’s liquidity needs up to April 1, 2026 had been satisfied through the loan under an unsecured promissory note from the Sponsor of up to $300,000. Pursuant to an assignment of promissory note dated March 4, 2026, the Sponsor assigned and transferred all of its right, title and interest in the note to an affiliate of the Sponsor. As of April 1, 2026, the Company had cash of $1,759,111 and had working capital of $1,269,389.

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its initial Business Combination, the Company would repay such working capital loans. In the event that the Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the working capital loans but no proceeds held in the Trust Account would be used to repay the working capital loans. Up to $1,500,000 of such working capital loans may be convertible into private placement-equivalent units at a price of $10.00 per unit at the option of the lender. Such units and their underlying securities would be identical to the Private Placement Units, including as to exercise price, exercisability and exercise period of the underlying warrants. The terms of such working capital loans by the Sponsor or its affiliates, or the Company’s officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of April 1, 2026, no such working capital loans were outstanding.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements – Going Concern,” the Company does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if the estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a Business Combination are less than the actual amount necessary to do so, the Company may have insufficient funds available to operate its business prior to the initial Business Combination. Management has determined that the Company has sufficient funds to finance the working capital needs of the Company within one year from the date of issuance of the financial statement.

Note 2 — Significant Accounting Policies

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (the “GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the “Securities Act”, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 2 — Significant Accounting Policies (cont.)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statement in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had cash of $1,759,111 and did not have any cash equivalents as of April 1, 2026.

Cash Held in Trust Account

As of April 1, 2026, the assets held in the Trust Account, amounting to $200,000,000, were held in cash.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of the FASB ASC Topic 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, — “Expenses of Offering.” Offering costs consist principally of professional and registration fees that are related to the Initial Public Offering. FASB ASC Topic 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Initial Public Offering proceeds from the Units between Class A ordinary shares and warrants, using the residual method by allocating Initial Public Offering proceeds first to assigned value of the warrants and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares subject to redemption were charged to temporary equity, and offering costs allocated to Public Warrants (as described in Note 3) and Private Placement Units were charged to shareholders’ deficit as the warrants associated with the Initial Public Offering and private placement, after management’s evaluation, are accounted for under equity treatment.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 2 — Significant Accounting Policies (cont.)

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Income Taxes

The Company accounts for income taxes under FASB ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of April 1, 2026, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with FASB ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statement of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The underwriters’ over-allotment option is deemed to be a freestanding financial instrument indexed on the contingently redeemable shares and are accounted for as a liability pursuant to FASB ASC Topic 480 since the underwriters’ over-allotment option was not exercised in full at the time of the Initial Public Offering.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 2 — Significant Accounting Policies (cont.)

Warrant Instruments

The Company accounts for the Public Warrants and Private Placement Warrants issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and classified the warrant instruments under equity treatment at their assigned values. As of April 1, 2026, there were 3,333,333 Public Warrants and 39,167 Private Placement Warrants outstanding.

Class A Ordinary Shares Subject to Possible Redemption

The public shares contain a redemption feature which allows for the redemption of such public shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with FASB ASC Topic 480-10-S99, the Company classifies public shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the Initial Public Offering, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of April 1, 2026, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of April 1, 2026, the Class A ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$200,000,000
Less:
Proceeds allocated to public warrants	(2,266,667)
Proceeds allocated to over-allotment option	(158,100)
Public Shares issuance costs	(11,646,537)
Plus:
Remeasurement of carrying value to redemption value	14,071,304
Class A ordinary shares subject to possible redemption, April 1, 2026	$200,000,000

Share-based Compensation

The Company records share-based compensation in accordance with FASB ASC Topic 718, “Compensation-Share Compensation” (“ASC 718”), guidance to account for its share-based compensation. It applies a fair value-based method of accounting for an employee share option or similar equity instrument. The Company recognizes all forms of share-based payments at their fair value on the grant date, which are based on the estimated number of awards that are ultimately expected to vest. Share-based payments are valued by multiplying the marketable value per founder share (defined in Note 5) by the probability of successful closing of an initial Business Combination. Grants of share-based payment awards issued to non-employees for services rendered have been recorded at the fair value of the share-based payment, which is the more readily determinable value. The grants are amortized on a straight-line basis over the requisite service periods, which is generally the vesting period. If an award is granted, but vesting does not occur, any previously recognized compensation cost is reversed in the period related to the termination of service.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

Note 3 — Initial Public Offering

In the Initial Public Offering on April 1, 2026, the Company sold 20,000,000 Units at a purchase price of $10.00 per Unit, generating gross proceeds of $200,000,000. Each Unit consists of one Class A ordinary share (“Public Share”) and one-sixth of one warrant (each, a “Public Warrant” and collectively, the “Public Warrants”). Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment, and only whole warrants are exercisable. The warrants will become exercisable 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 3 — Initial Public Offering (cont.)

Warrants — As of April 1, 2026, there were 3,333,333 Public Warrants and 39,167 Private Placement Warrants outstanding.

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current. No warrant will be exercisable and the Company will not be obligated to issue Class A ordinary shares upon exercise of a warrant unless the Class A ordinary shares issuable upon such warrant exercise have been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire without value to the holder. In no event will the Company be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.

The Company has agreed that as soon as practicable, but in no event later than 15 business days, after the closing of the initial Business Combination, it will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement for the Initial Public Offering or a new registration statement registering, under the Securities Act, the issuance of the Class A ordinary shares issuable upon exercise of the warrants. The Company will use its commercially reasonable efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration or redemption of the warrants in accordance with the provisions of the warrant agreement. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, but the Company will be required to use its commercially reasonable efforts to register or qualify the issuance of shares under applicable blue sky laws to the extent an exemption is not available. To exercise warrants on a cashless basis, each holder would pay the exercise price by surrendering the warrants in exchange for a number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of (i) the number of Class A ordinary shares underlying the warrants, and (ii) the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) such fair market value. Solely for the purposes of the preceding sentence, “fair market value” shall mean the 10-day average trading price as of the date on which the notice of exercise is received by the warrant agent.

Redemption of warrants for cash when the price per Class A ordinary share equals or exceeds $18.00.

Once the public warrants become exercisable, the Company may redeem the outstanding public warrants for cash:

●	in whole and not in part;

●	at a price of $0.01 per warrant;

●	upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”); and

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 3 — Initial Public Offering (cont.)

●	if, and only if, the last reported sale price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrantholders. The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Class A ordinary shares is available throughout such 30 trading day period and the 30-day redemption period.

If and when the Public Warrants become redeemable by the Company, it may exercise its redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.

The Company has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and the Company issues a notice of redemption of the warrants, each warrantholder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Class A ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for share subdivisions, share dividends, reorganizations, recapitalizations and the like) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.

Anti-Dilution Adjustments

If the number of outstanding Class A ordinary shares is increased by a share dividend payable in Class A ordinary shares, or by a subdivision of Class A ordinary shares or other similar event, then, on the effective date of such share dividend, subdivision or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding Class A ordinary shares. A rights offering to holders of Class A ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the fair market value will be deemed a share dividend of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) multiplied by (ii) one (1) minus the quotient of (x) the price per Class A ordinary share paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion, (ii) 10-day average closing price means, as of any date, the average last reported sale price of the Class A ordinary shares as reported during the ten trading day period ending on the trading day prior to such date and (iii) fair market value means the 10-day average closing price the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

Note 4 — Private Placement

Simultaneously with the closing of the Initial Public Offering, an affiliate of the Sponsor purchased an aggregate of 235,000 Private Placement Units at a price of $10.00 per Unit, or $2,350,000 in the aggregate, in a private placement.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 4 — Private Placement (cont.)

Each Private Placement Unit consists of one Class A ordinary share and one-sixth of one warrant. Each whole Private Placement Warrant is exercisable for one whole Public Share at a price of $11.50 per share. If the initial Business Combination is not completed within 24 months (or 27 months, as applicable) from the closing of the Initial Public Offering, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable and exercisable on a cashless basis. The Private Placement Warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial Business Combination or earlier upon redemption or liquidation.

An affiliate of the Sponsor agrees, subject to limited exceptions, not to transfer, assign or sell any of the Private Placement Units (including their underlying securities) until 30 days after the completion of the initial Business Combination.

Note 5 — Related Party Transactions

Founder Shares

On October 15, 2025, the Sponsor made a capital contribution of $25,000, or approximately $0.004 per share, to cover certain of the Company’s expenses, for which the Company issued 5,750,000 founder shares to the Sponsor. Up to 750,000 of the founder shares are subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters.

On March 30, 2026, the Company issued an aggregate of 120,000 founder shares to its three independent directors, with each director receiving 40,000 shares, at a purchase price of $0.004 per share for an aggregate purchase price of $522. In connection with these issuances, the Sponsor surrendered to the Company, for no consideration, an equal number of founder shares. The founder shares issued to the independent directors will be forfeited if the holder ceases to serve as a member of the Company’s board of directors prior to the consummation of the Company’s initial Business Combination. The issuance of the founder shares to the independent directors is accounted for within the scope of FASB ASC Topic 718, “Compensation - Stock Compensation” (“ASC 718”). Under ASC 718, share-based compensation associated with equity-classified awards is measured at fair value on the grant date. The grant-date fair value of the 120,000 founder shares issued on March 30, 2026 was determined to be approximately $534,000, or $4.45 per share. The founder shares were granted subject to a performance condition requiring the continued provision of services through the consummation of the Company’s initial Business Combination. Accordingly, share-based compensation will be recognized when a Business Combination becomes probable, which is generally upon consummation of a Business Combination. The amount recognized will equal the number of founder shares that ultimately vest multiplied by the grant-date fair value per share, less the aggregate purchase price paid for such shares. As of April 1, 2026, the Company determined that the consummation of an initial Business Combination was not considered probable and, accordingly, no share-based compensation expense has been recognized.

The initial shareholders have agreed not to transfer, assign or sell any of its founder shares until the earlier of (i) 180 days after the completion of the initial Business Combination and (ii) subsequent to the initial Business Combination, the date on which the Company completes a liquidation, merger, share exchange or other similar transaction which results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property.

Private Placement Units

As discussed in Note 4, an affiliate of the Sponsor purchased an aggregate of 235,000 Private Placement Units at a price of $10.00 per Unit, or $2,350,000 in the aggregate, in a private placement.

Registration Rights

The holders of the founder shares, Private Placement Units (and their underlying securities) and units that may be issued upon conversion of working capital loans (and their underlying securities) and any Class A ordinary shares held by the initial shareholders at the completion of the Initial Public Offering or acquired prior to or in connection with the initial Business Combination, will be entitled to registration rights (in the case of the founder shares, only after conversion to the Class A ordinary shares) pursuant to a registration rights agreement to be signed on or before the date of the registration statement for the Initial Public Offering. These holders will be entitled to certain demand and “piggyback” registration rights. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 5 — Related Party Transactions (cont.)

Promissory Note — Related Party

On October 15, 2025, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to be used for a portion of the expenses of the Initial Public Offering. Subsequently, on March 4, 2026, the Sponsor assigned the promissory note to an affiliate of the Sponsor. The loan was non-interest bearing, unsecured and due at the earlier of the date that is 180 days following the date of the promissory note and the closing of the Initial Public Offering. The Company had borrowed $300,000 under the promissory note, which was repaid at the closing of the Initial Public Offering on April 1, 2026 by crediting the purchase price due to the Company for the Private Placement Units. Borrowings under the promissory note are no longer available.

Administrative Support Agreement

Commencing on March 30, 2026, the Company entered into an agreement with an affiliate of the Sponsor to pay an aggregate of $20,000 per month for office space, utilities and secretarial and administrative support. Upon completion of a Business Combination or its liquidation, the Company will cease paying these monthly fees. As of April 1, 2026, the Company incurred $2,000 of administrative services fees which was included in accrued expenses in the accompanying balance sheet.

Working Capital Loans

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. If the Company completes its initial Business Combination, the Company would repay such working capital loans. In the event that the Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the working capital loans but no proceeds held in the Trust Account would be used to repay the working capital loans. Up to $1,500,000 of such working capital loans may be convertible into private placement-equivalent units at a price of $10.00 per unit at the option of the lender. Such units and their underlying securities would be identical to the Private Placement Units, including as to exercise price, exercisability and exercise period of the underlying warrants. The terms of such working capital loans by the Sponsor or its affiliates, or the Company’s officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of April 1, 2026, no such working capital loans were outstanding.

Note 6 — Commitments and Contingencies

Risks and Uncertainties

The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict and the Israel-Hamas conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the Israel-Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyberattacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 6 — Commitments and Contingencies (cont.)

Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Combination and any target business with which the Company may ultimately consummate an initial Business Combination.

Registration Rights

The holders of the founder shares, Private Placement Units (and their underlying securities) and units that may be issued upon conversion of working capital loans (and their underlying securities) and any Class A ordinary shares held by the initial shareholders at the completion of the Initial Public Offering or acquired prior to or in connection with the initial Business Combination, will be entitled to registration rights pursuant to a registration rights agreement signed on the effective date of the registration statement for the Initial Public Offering, requiring the Company to register such securities for resale (in the case of the founder shares, only after conversion to the Class A ordinary shares). The holders of these securities, having a value of at least $25 million in the aggregate, are entitled to make up to three demands that the Company offers such securities in an underwritten offering. These holders also have certain “piggyback” registration rights with respect to certain underwritten offerings the Company may conduct. The Company will bear the expenses incurred in connection with registering these securities.

Underwriting Agreement

The underwriters have a 45-day option from the date of the prospectus relating to the Initial Public Offering to purchase up to an additional 3,000,000 units to cover over-allotments, if any. As of April 1, 2026, the full over-allotment option remains open.

The underwriters were entitled to an underwriting discount of $0.0125 per Unit, or $250,000 in the aggregate, which was paid at the closing of the Initial Public Offering. In addition, $0.55 per Unit sold in the Initial Public Offering, or $11,000,000 in the aggregate, is payable to the underwriters upon the consummation of the initial Business Combination for deferred underwriting commissions.

Note 7 — Shareholders’ Deficit

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At April 1, 2026, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue a total of 300,000,000 Class A ordinary shares at par value of $0.0001 each. At April 1, 2026, there were 235,000 Class A ordinary shares issued and outstanding, excluding 20,000,000 shares subject to possible redemption.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 7 — Shareholders’ Deficit (cont.)

Class B Ordinary Shares — The Company is authorized to issue a total of 30,000,000 Class B ordinary shares at par value of $0.0001 each. On October 15, 2025, the Company issued 5,750,000 Class B ordinary shares to the Sponsor for $25,000, or approximately $0.004 per share. On March 30, 2026, the Company issued an aggregate of 120,000 founder shares to its three independent directors, with each director receiving 40,000 shares, at a purchase price of $0.004 per share for an aggregate purchase price of $522. In connection with these issuances, the Sponsor surrendered to the Company, for no consideration, an equal number of founder shares. At April 1, 2026, there were 5,750,000 Class B ordinary shares issued and outstanding, of which an aggregate of up to 750,000 shares remain subject to forfeiture depending on the extent to which the underwriters’ over-allotment option is exercised within the 45-day period following the date of the prospectus relating to the Initial Public Offering.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination (with such conversion taking place immediately prior to, simultaneously with, or immediately following the time of the initial Business Combination, as may be determined by the Company’s directors) or earlier at the option of the holder on a one-for-one basis (subject to adjustment for share subdivisions, share dividends, reorganizations, recapitalizations and the like), and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of the initial Business Combination, the ratio at which Class B ordinary shares convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares would equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all ordinary shares outstanding upon completion of the Initial Public Offering (not including the Class A ordinary shares underlying the Private Placement Units) plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination and any Class A ordinary shares underlying the Private Placement Units or Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of working capital loans).

If the Company enters into an initial Business Combination, it may (depending on the terms of such an initial Business Combination) be required to increase the number of Class A ordinary shares which the Company is authorized to issue at the same time as the Company’s shareholder votes on the initial Business Combination to the extent the Company seeks shareholder approval in connection with the initial Business Combination. Holders of the Company’s ordinary shares are entitled to one vote for each ordinary share (except as otherwise expressed in the Company’s amended and restated memorandum and articles of association).

Warrants — As of April 1, 2026, there were 3,333,333 Public Warrants and 39,167 Private Placement Warrants outstanding.

Note 8 — Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

-	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

-	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

-	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 8 — Fair Value Measurements (cont.)

The over-allotment option was accounted for as a liability in accordance with FASB ASC Topic 815-40 and was presented within liabilities on the balance sheet. The over-allotment option liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within changes in fair value of over-allotment option liability in the statement of operations.

The fair value of the over-allotment option liability is $158,100. The Company used a Black-Scholes model to value the over-allotment option. The over-allotment option liability was classified within Level 3 of the fair value hierarchy at the measurement dates due to the use of unobservable inputs inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the option. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the option. The expected life of the option is assumed to be equivalent to their remaining contractual term.

The key inputs into the Black-Scholes model were as follows at initial measurement of the over-allotment option:

April 1, 2026
Volatility	1.67%
Expected term (years)	0.12
Expected volatility	3.72%
Exercise price	$10.00
Fair value of over-allotment unit	$0.05

The fair value of the Public Warrants issued in the Initial Public Offering is $2,266,667, or $0.68 per Public Warrant and was determined using Monte Carlo Simulation Model. The Public Warrants issued in the Initial Public Offering have been classified within shareholders’ deficit and will not require remeasurement after issuance. The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public Warrants issued in the Initial Public Offering:

April 1, 2026
Implied Class A share price	$9.89
Exercise price	$11.50
Volatility	8.0%
Probability of De-SPAC and market adjustment	45.0%
Risk-free rate (continuous)	4.07%
Warrant term (years)	7.00

Note 9 — Segment Information

FASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

KPET ULTRA PACELINE CORPORATION
(FORMERLY KNOWN AS PACELINE SOLUTIONS CORPORATION)
NOTES TO FINANCIAL STATEMENT
APRIL 1, 2026

Note 9 — Segment Information (cont.)

The Company’s CODM has been identified as the Chief Financial Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews several key metrics, which include the following:

April 1, 2026
Cash held in Trust Account	$200,000,000

The CODM reviews the position of total assets available with the Company to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company.

Note 10 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through April 7, 2026, the date that the financial statement was available to be issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.